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                                  EXHIBIT 23
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                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


To SEI Corporation:


As independent public accountants, we hereby consent to the incorporation of our report included in this Form 10-K, into the Company's previously filed Registration Statements File No. 2-73997, File No. 2-75629, File No. 2-78133, File No. 2-80841, File No. 2-89659, File No. 33-19952, File No. 33-24595, and
File No. 33-41602.



Philadelphia, Pa.                                 ARTHUR ANDERSEN LLP
 March 29, 1996

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